                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             JULY 16, 2001


                               THE WMA CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                  0-23637                             58-2179041
         (Commission file number)            (IRS Employer Identification No.)


                11315 JOHNS CREEK PARKWAY, DULUTH, GEORGIA          30097
                  (Address of principal executive offices)        (zip code)


                                 (770) 248-3311
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

On July 16, 2001, the Registrant issued the press release attached hereto as
Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

             99 - Press Release Regarding Agreement with Western Reserve
                  Life.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    July 17, 2001              THE WMA CORPORATION



                                    By:  /s/ Edward F. McKernan
                                       -----------------------------------------
                                    Name:  Edward F. McKernan

                                    Title: President and Chief Financial Officer